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                                                                    Exhibit 23.2
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of North American Biologicals, Inc. of our report dated March 7, 1995 appearing on page 28 of North American Biologicals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
Miami, Florida
June 27, 1995